UNITED STATES
       SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, D.C. 20549


                    SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934





Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-12



               JLM Couture, Inc.
----------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

              JLM COUTURE, INC.
----------------------------------------------------------------
         (a Delaware Corporation)

Notice of 2004 Annual Meeting
of Shareholders to be held
at 10:00 A.M. on        ,2004



To the Shareholders of
JLM COUTURE, INC.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company")
will be held on          , 2004 at 10:00 A.M. at the Company's
offices, located at 525 Seventh Avenue, Suite 1703, New York, NY 10018, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1. To elect one Class III Director to hold office for three years and until the 2007 Annual Meeting of Shareholders at which his term expires or until his successor has been duly elected and qualifies;

2. To ratify the appointment of Goldstein Golub Kessler
LLP as the Company's independent auditors for its fiscal year ending October 31, 2004; and

3. To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed        , 2004, at the
close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of shareholders entitled to vote at the
Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business
hours from         , 2004 until the Meeting at the offices of
the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

By Order of the Board of Directors

Joseph E. O'Grady, Secretary

Date:         , 2004


Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 2003 should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.



              JLM COUTURE, INC.

       525 Seventh Avenue, Suite 1703
             New York, NY 10018


                   Proxy Statement

The enclosed proxy is solicited by the management of JLM
Couture, Inc. (the "Company") in connection with the 2004 Annual
Meeting of Shareholders (the "Meeting") to be held on         ,
2004 at 10:00 A.M. at the Company's offices located at 525 Seventh Avenue, Suite 1703, New York, NY 10018 and any adjournment thereof. The Board of Directors (the "Board") has
set       , 2004 as the record date for the determination of
shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions as to:

(1) The election of one Class III Director to hold office for three years and until the 2007 Annual Meeting of Shareholders at which his term expires or until his successor has been duly elected and qualifies;

(2) The ratification of the appointment of Goldstein Golub
Kessler LLP ("GGK") as the Company's independent auditors for its fiscal year ending October 31, 2004; and

(3) The transaction of such other business as may properly come before the Meeting.

In the absence of direction, the proxy will be voted in favor of management's proposals.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2003 ("Fiscal 2003")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.


Only shareholders of record of the Company's 1,912,694
shares of Common Stock (the "Common Stock") outstanding at the
close of business on          , 2004 will be entitled to vote.
Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. All shares of our Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are
being mailed to shareholders on or about         , 2004. The
mailing address of the Company's principal executive offices is 525 Seventh Avenue, Suite 1703, New York, NY 10018.


PROPOSAL ONE. ELECTION OF ONE CLASS III DIRECTOR

The Company's By-laws require the Company to have five or less directors. The number of directors is set by the Board and was increased from three to four on August 12, 2003. The Board is divided into three classes of directors. Classes I and III currently each consist of one director and Class II currently consists of two directors. Class III, whose term expires at the Meeting, consists of Joseph L. Murphy; Class I, whose term expires in 2005, consists of Joseph E. O'Grady; and Class II, whose term expires in 2006, consists of Daniel M. Sullivan and Keith Cannon. At the Meeting, one director will be elected to fill the term of the Class II director. Mr. Murphy who is running for reelection, is the nominee for election at the Meeting. If elected, Mr. Murphy will serve for a term expiring at the 2007 Annual Meeting of Shareholders.

The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of Mr. Murphy as a Class II Director unless indication is made on your proxy card that your vote should be withheld from either or both of the nominees.

The Board of Directors unanimously recommends a vote FOR the election of this nominee as Director.

The following table sets forth certain information as to the person nominated for election as a director of the Company and for those directors whose terms of office will continue after the
Meeting:

Nominee For Director Whose Term Expires in 2007:
-----------------------------------------------

                         Position with       Director
Name               Age   the Company         Since
----              ----   -------------       -----------


Joseph L. Murphy   48     Chief Executive     April 1986
                          Officer
                          Chief Financial Officer,
                          and Director


Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President - Operations.


Directors Whose Terms Continue After the Meeting:
------------------------------------------------


                          Position with            Director
Name                Age   the Company              Since
-----              ----   -------------            --------

Joseph E. O'Grady   81    Secretary and Director   February 1991

Daniel M. Sullivan  79    Chairman of the          September 1986
                          Board of Directors

Keith Cannon        63    Director                 October 2003


Joseph E. O'Grady was appointed to the Board of Directors in February 1991. In December 1992, Mr. O'Grady was appointed Secretary of the Company. For more than the past five years, Mr. O'Grady has been President of JOG Associates, Inc., a privately-held financial consulting firm based in Hicksville, NY. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.

Keith A. Cannon, became a director of the Company in October 2003. Mr. Cannon is currently a registered representative for Wilson-Davis & Co., Inc., a broker-dealer based in Salt Lake City, Utah. For the past ten years, he has acted in this capacity and resided in Oceanside, California. Mr. Cannon also serves as member of the Board of Directors and Audit Committee of the following public companies: Elamex S.A. de C.V., Global e-Point, Inc., M.B.A. Holdings, Inc. and Montgomery Realty Group, Inc. He has been engaged in various capacities in the investments business for the past 35 years.

During Fiscal 2003, the Board met informally. It acted six times by unanimous written consent.


                  OTHER EXECUTIVE OFFICERS

                            Position with       Position
Name                 Age    the Company         Held Since
-----               ----   -------------       -----------


Mark Murphy          38     Vice President-       May 1993
                            Operations

Jerrold Walkenfeld   46     Principal Accounting  June 2002
                            Officer


Mark Murphy was appointed Vice President - Operations in May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Mark Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Mark Murphy is the brother of Joseph L. Murphy, the Company's President.

Jerrold Walkenfeld, Principal Accounting Officer, commenced employment with the Company in June 2002. Since 1995 until his employment by the Company in June 2002, he was engaged by the Company as an outside consultant to render financial and accounting services for the Company. For more than the past five years, Mr. Walkenfeld has maintained an independent accounting practice. Mr. Walkenfeld is a certified public accountant.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2003, such forms have been filed with the SEC on a timely basis.


AUDIT AND COMPENSATION COMMITTEE

During Fiscal 2003, the Audit and Compensation Committee
(the "Audit Committee") consisting of Messrs. O'Grady and
Sullivan met two times. Mr. Cannon was appointed to the Audit
Committee by the Board in Fiscal 2004.


AUDIT COMMITTEE REPORT

The Audit Committee consists of a majority of independent directors all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2003 with management and with the Company's independent auditors, Goldstein Golub Kessler LLP ("GGK"). The Audit Committee has discussed with GGK the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from GGK required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with GGK its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in this paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2003 be included in the Company's Annual Report on Form 10-K for Fiscal 2003 for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

Joseph E. O'Grady
Daniel M. Sullivan
Keith Cannon




AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND
IMPLEMENTATION FEES; ALL OTHER FEES

Audit fees billed to the Company by GGK during Fiscal 2003 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $69,114. The Company did not engage GGK to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2003. The
Company did not engage GGK during Fiscal 2003 for any other non-audit services.



EXECUTIVE COMPENSATION



The following table sets forth the compensation the Company paid for its fiscal years ended October 31, 2003, 2002 and 2001 to its Chief Executive Officer and to each of its other executive officers whose compensation exceeded $100,000 on an annual basis.



            SUMMARY COMPENSATION TABLE




Name and               Annual Com-   Other          Long Term       Other
Principal     Fiscal   pensation     Annual Com-    Compensation/   Compen-
Position      Year     Salary ($)    pensation ($)  Options         ation($)
---------     ------   -----------   -------------  -------------   ---------

Joseph L.      2003     325,000       70,132          200,000(1)    38,327
Murphy,        2002     325,000      202,807          100,000       37,009
President      2001     325,000       57,640                -        9,526
and Chief
Executive
Officer


Mark Murphy,    2003    103,308        6,088                -            -
Vice President  2002     97,243        5,000           12,000            -
Operations


Jerrold         2003    109,975         7,331               -            -
Walkenfeld,     2002     90,921        13,920               -            -
Principal
Accounting
OfficeR
------------------

<F1>
(1) Mr. Murphy agreed to cancel options to purchase 200,000 shares of Common Stock of the Company for a consideration of $200,000. See "Certain Relationships and Related
Transactions."



EMPLOYMENT AGREEMENT

Mr. Joseph L. Murphy has an employment agreement (the
"Agreement") with the Company which provides for a base salary of $325,000 per year. As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual pre-tax profits. On August 14, 2001, the Board amended the Agreement to extend the term of Mr. Murphy's employment until May 19, 2006.



STOCK OPTION PLAN

On August 26, 1996, the Company adopted a stock option plan
(the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors in September 1998 to increase the authorized number of shares thereunder from 100,000 to 250,000 shares. A majority of the Company's shareholders approved the amendment to the 1996 Plan in October 1998. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.

On October 28, 2003, the Company adopted the 2003 Stock
Incentive Plan (the "2003 Plan"). Awards may be granted under the Plan on and after its effective date (August 12, 2003). The 2003 Plan authorizes the grant of incentive options, nonqualified options, SARs, restricted awards and performance awards. Incentive options may only be granted to employees of the Company. The option price at which an option may be exercised must be at least 100% of the fair market value per share of the Common Stock on the date of grant (or 110% of the fair market value with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company). The maximum number of shares that may be issued pursuant to awards granted under the 2003 Plan may not exceed the sum of (a) 500,000 shares, plus (b) any shares of Common Stock remaining available for issuance as of the effective date of the 2003 Plan under the 1996 Plan.



         AGGREGATED OPTION EXERCISES IN LAST FISCAL
      YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES



                                                       Value of
                                                       Unexercised
                                      Number           In-the-Money
                                      Of Unexercised   Options
                                      Options          At FYE
            Shares                    At FYE           Acquired ($)
            Acquired     Value        Exercisable/     Exercisable/
Name        On Exercise  Realized($)  Unexercisable    Unexercisable (1)
------      -----------  -----------  -------------    -----------------
Joseph L.         -(2)      200,000     25,000/75,000     60,000/180,000
Murphy

Mark              0               0     3,000/9,000        7,200/21,600
Murphy

Joseph E.    14,000          46,530         0/13,000           0/32,950
O'Grady

Daniel M.         0               0     13,000/14,000      34,700/35,350
Sullivan

-------------------

<F1>
(1) Represents fair market value of Common Stock at October 31,
2003 of $4.50 as reported by Nasdaq, less the exercise price.

<F2>
(2) Mr. Murphy agreed to cancel options to purchase 200,000 shares of Common Stock of the Company for a consideration of $200,000. See "Certain Relationships and Related
Transactions."


COMPENSATION OF DIRECTORS

Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 2003, Mr. Sullivan received $32,606, Mr. O'Grady received $47,700 as director fees.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of February 24, 2004, the number of shares of Common Stock held of record or beneficially
(i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and
(iii) by all officers and directors as a group:

                    Number of          Percent of Out-
Names and Address   Shares Owned (1)   standing shares
-----------------   ---------------    ----------------

Joseph L. Murphy      716,964(2)(3)       36.53%
225 West 37th Street
New York, NY 10018

Daniel M. Sullivan     95,499(2)           4.95%
225 West 37th Street
New York, NY 10018

Joseph E. O'Grady       22,411(2)          1.74%
225 West 37th Street
New York, NY 10018

Keith Cannon                 0             0.00%
225 West 37th Street
New York, NY 10018

FMR Corp.              197,100(4)          10.30%
82 Devonshire Street
Boston, MA 02109

Carl Seaman            281,666(5)          14.73%
12 The Poplars
Roslyn, NY 11576

All directors and      790,931(2)          44.22%
officers as a
group (5 persons)
--------------------------------------------------

<F1>
(1) Unless otherwise indicated, all shares of Common Stock are owned directly.

<F2>
(2) Includes 50,000, 16,000, 2,000 and 74,000 shares for Messrs.
Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $2.05 per share.

<F3>
(3) 148,331 of these shares are pledged to a bank to secure a personal loan.

<F4>
(4) Based on information furnished to the Company on Schedule
13G/A dated February 14, 2002.

<F5>
(5) Based on information furnished to the Company on Schedule
13D dated June 1, 1995 filed with the Company on behalf of Mr. Seaman.

The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 22, 1998, Mr. Joseph L. Murphy purchased from the Company 200,000 shares of Common Stock at a price of $2.25 per share, the market value of such shares on such date. The purchase was financed by Mr. Murphy executing a ten year promissory note due to the Company in the principal amount of $450,000. The promissory note bears interest at 5% per annum and requires annual principal payments of $45,000 with accrued interest. The purchase was approved by the unanimous consent of the Board. The Company sold these shares to Mr. Murphy because it was deemed to be in the best interests of the Company for him to increase his equity ownership in the Company to better align his interest with that of the other shareholders of the Company. $229,000 of this note currently remains unpaid. Interest is current through February 22, 2004 and the annual principal payment of $45,000 due on December 22, 2003 was paid.

On February 24, 2003, the Company and Mr. Murphy agreed to cancel 200,000 of Mr. Murphy's exercisable options upon payment of $200,000 to Mr. Murphy. On that date, this payment represented an imputed discount of approximately 16% from the closing price of the Common Stock as reported by NASDAQ minus the exercise price of such options.




PROPOSAL 2


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


The Audit Committee has reappointed GGK to audit the consolidated financial statements of the Company for Fiscal 2004. GGK has served as our independent auditors since Fiscal 2002. A representative from GGK is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although shareholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of GGK is not approved by a majority of the shares represented at the Annual Meeting, the Company will consider the appointment of other independent auditors for Fiscal 2004.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
"FOR" RATIFICATION OF THE APPOINTMENT OF GGK AS THE COMPANY'S
INDEPENDENT AUDITORS FOR FISCAL 2004.


INDEPENDENT AUDITOR FEE INFORMATION


The following table shows the fees that the Company paid or accrued for the audit and other services provided by GGK for Fiscal 2003.


Type of Service Amount of Fee for Fiscal 2003
--------------- ------------------------------

Audit Fees             $69,114
Audit-Related Fees           -
Tax Fees                     -
All Other Fees               -
                        ------
Total                  $69,114
                        ======


AUDIT FEES. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

AUDIT-RELATED FEES. This category consists of due diligence in connection with acquisitions, various accounting consultations, and benefit plan audits.

TAX FEES. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

ALL OTHER FEES. There were no other fees paid or accrued to GGK in Fiscal 2003.

GGK has a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.


OTHER MATTERS

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.



SHAREHOLDERS' PROPOSALS

Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 525 Seventh
Avenue, Suite 1703, New York, New York 10018 on or before
      ,2004.



By Order of the Board of Directors



                 Joseph E. O'Grady
                 Secretary

Dated:           , 2004



                                          APPENDIX A




                   JLM COUTURE, INC.

                AUDIT COMMITTEE CHARTER



Purpose of Committee

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of JLM Couture, Inc. (the
"Company") is to:

(a) assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the Company's internal audit function and independent auditors, and (v) the Company's management of market, credit, liquidity and other financial and operational risks; and

(b) prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange
Commission (the "SEC") for inclusion in the Company's annual proxy statement.


Committee Membership

The Committee shall consist of no fewer than two members of the Board. The members of the Committee shall each have been determined by the Board to be "independent", as applicable, under the Sarbanes-Oxley Act of 2002 (the "2002 Act"). The Board shall also determine that each member is "financially literate" and shall endeavor to have at least one member who has "accounting or related financial management expertise," in each case as such qualifications are defined by, to the extent required by, the applicable SEC rules, that at least one member of the Committee is an "audit committee financial expert" as defined by the SEC (or if no member is an "audit committee financial expert", explaining the reason for not having an audit committee financial expert on the Committee). No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company's annual proxy statement. No member of the Committee may receive any compensation from the Company other than (i) director's fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors;
(ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.


Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee's actions and any significant issues considered by the Committee.


Committee Duties and Responsibilities

The following are the duties and responsibilities of the
Committee:

1. To meet with the independent auditors and the Company's management and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee should meet separately with the independent auditors and the Company's management, periodically.

2. To decide whether to appoint, retain or terminate the Company's independent auditors, including sole authority to approve all audit engagement fees and terms and to pre-approve all audit and non-audit services to be provided by the independent auditors. The Committee shall monitor and evaluate the auditors' qualifications, performance and independence on an ongoing basis, and shall be directly responsible for overseeing the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). In conducting such evaluations, the Committee shall:

q At least annually, obtain and review a report by the independent auditors describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company (including information the Company determines is required to be disclosed in the Company's proxy statement as to services for audit and non-audit services provided to the Company and those disclosures required by Independence Standards Board Standard No. 1, as it may be modified or supplemented).

q Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors.

q Take into account the opinions of management.

The Committee shall present its conclusions with respect to the independent auditors to the Board for its information at least annually.

3. To obtain from management in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices to be used, which report will be reviewed and concurred with by the independent auditors, and to obtain from the independent auditors any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences.
4. To discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to discuss with the Company's Chief Executive Officer and Chief Financial Officer their certifications to be provided pursuant to Sections 302 and 906 of the 2002 Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and whether any significant deficiencies exist in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses exist in internal controls, or any fraud has occurred, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Committee shall discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

5. To discuss with the independent auditors on at least an annual basis the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with management. Among the items the Committee will consider discussing with the independent auditors are: any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise); and any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

6. To discuss with management and, as appropriate, the independent auditors periodically, normally on at least an annual basis:

q The independent auditors' annual audit scope, risk assessment and plan.

q The form of independent auditors' report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards.

q Comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

7. To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

8. To discuss with management periodically, normally on at least an annual basis, management's assessment of the Company's market, credit, liquidity and other financial and operational risks, and the guidelines, policies and processes for managing such risks.

9. To discuss with the Company's management and Company's lawyer, if it so desires, any significant legal, compliance or regulatory matters that may have a material impact on the Company's business, financial statements or compliance policies.

10. To obtain assurance from the independent auditors that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

11. To produce the reports described under "Committee Reports" below.

12. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.



Committee Reports

The Committee shall produce the following reports and provide them to the Board:

1. Any report, including any recommendation, or other disclosures required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

2. An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.


Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.


Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board or management.



                                       APPENDIX B

                  JLM COUTURE, INC.

                                                PROXY



Proxy for 2004 Annual Meeting of Shareholders.

The undersigned hereby appoints Joseph L. Murphy and Joseph
E. O'Grady proxies of the undersigned, with full power of substitution, to vote shares of Common Stock of the Company which the undersigned would be entitled to vote if present at the 2004 Annual Meeting of Shareholders of the Company to be held on
          , 2004 at 10:00 A.M. at the Company's offices located at 525 Seventh Avenue, Suite 1703, New York, NY 10018 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting as follows:

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's 2003 Annual
Report.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR the nominee listed in proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE
LISTED IN ITEM 1.


(1) ELECTION OF CLASS III DIRECTOR:
(Mark ONE box only)

Instructions:

To vote FOR the Class III Director nominee, place an X in Box Number 1.

To withhold authority to vote for the Class III Director nominee, place an X in Box Number 2.

To withhold authority to vote for the nominee place an X in box Number 3 and strike a line through such nominee's name in the list below.
1. ____ For Class III Director nominee.

2. ____ Withhold authority to vote for the Class
III Director nominee.


3. ____ Withhold authority to vote for any individual nominees. Strike a line through such nominee(s) name below:

- Joseph L. Murphy

(2) RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER
LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
COMPANY'S FISCAL YEAR ENDING OCTOBER 31, 2004.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournment thereof.


DATED:      , 2004
---------------------


-------------------------------------
(Signature)

-------------------------------------
(Signature, if held jointly)

Where stock is registered in the
names of two or more persons ALL
should sign. Signature(s) should
correspond exactly with the name(s)
as shown above. Please sign, date
and return promptly in the enclosed
envelope. No postage need be affixed
if mailed in the United States.

Requests for copies of proxy statements, the Company's
Annual Report for Fiscal 2003, or the Company's Annual Report for Fiscal 2003 on Form 10-K should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.